Pruco Life Insurance Company	Christopher J. Madin Vice President, Corporate Counsel Pruco Life Insurance Company 280 Trumbull Street Hartford, CT 06103 (860) 534-6087 christopher.madin@prudential.com September 8, 2023

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company (“Depositor”)
Pruco Life Variable Universal Account (“Registrant”) (File No. 811-05826)

Dear Commissioners:

Pruco Life Insurance Company (“We”), on behalf of the Registrant, has transmitted to contract owners the semi-annual reports for the underlying funds for the period ending June 30, 2023.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
Calvert Variable Products, Inc.	811-04000
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable US Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Variable Insurance Products Fund II (Fidelity Variable Insurance Products Fund II)	811-05511
Variable Insurance Products Fund III (Fidelity Variable Insurance Products Fund III)	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Fund Trust	811-21853
ProFunds VP	811-08239
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (860) 534-6087.

Sincerely,

/s/ Christopher J. Madin
Christopher J. Madin
VIA EDGAR